February 8, 2018 Fourth Quarter 2017 Earnings Presentation

Safe Harbor Statement This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements are not historical in nature and can be identified by words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," “targets,” “goals,” “future,” “likely” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect the best judgment of our senior management, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expected results, including, among other things, those described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Reports on Form 10-Q under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of the U.S. economy generally or in specific geographic regions; the state of the commercial real estate market and the availability and cost of our target assets; defaults by borrowers in paying debt service on outstanding items and borrowers’ abilities to manage and stabilize properties; actions and initiatives of the U.S. Government and changes to U.S. Government policies; our ability to obtain financing arrangement on favorable terms if at all; general volatility of the securities markets in which we invest; changes in interest rates and the market value of our investments; rates of default or decreased recovery rates on our target investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in governmental regulations, tax law and rates, and similar matters; and our ability to qualify as a REIT for U.S. federal income tax purposes. These forward-looking statements apply only as of the date of this press release. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as predictions of future events. For historical information relating to TH Commercial Holdings LLC and its subsidiaries, which we acquired from Two Harbors Investment Corp. as part of our Formation Transaction on June 28, 2017, you should consider the information contained in Two Harbors Investment Corp.’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Report on Form 10-Q for the period ended September 30, 2017. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Company Overview(1) 3 C YC LE -T EST ED S E N IO R I N V E STM E NT T E A M AT T RAC T I VE A N D S U STA I NABLE M A R KE T O P P O RTUNI T Y H I G H C R E D IT Q UA L IT Y I N V E STM E NT P O RT FO L IO D I F F ER E NT IATE D D I R E C T O R I G INAT I O N P L ATFO R M LEADING COMMERCIAL REAL ESTATE FINANCE COMPANY FOCUSED ON DIRECTLY ORIGINATING AND MANAGING SENIOR FLOATING RATE COMMERCIAL MORTGAGE LOANS • Over 25 years of experience leading commercial real estate lending platforms through multiple credit and real estate cycles • Extensive experience in investment management • Broad and longstanding direct relationships within the commercial real estate lending industry • Structural changes create an enduring, sectoral shift in flows of debt capital into U.S. commercial real estate • Borrower demand for debt capital for both acquisition and refinancing activity remains strong • Senior floating rate loans remain an attractive value proposition within the commercial real estate debt markets • Carrying value of $2.4 billion • Well diversified across property types and geographies • Senior loans comprise over 90% of the portfolio • Over 97% of loans are floating rate; well positioned for rising short term interest rates • Direct origination of senior floating rate commercial real estate loans • Target top 25 and (generally) up to the top 50 MSAs in the U.S. • Fundamental value-driven investing combined with credit intensive underwriting • Focus on cash flow as one of our key underwriting criteria • Prioritize income-producing, institutional-quality properties and sponsors 1) Except as otherwise indicated in this presentation, reported data is as of or for the period ended December 31, 2017.

Investment Strategy and Target Assets 4 INVESTMENT STRATEGY TARGET INVESTMENTS • Focus on generating stable and attractive cash flows while preserving capital base – Primarily direct-originated investments funding property acquisition, refinancing, recapitalization, restructuring and repositioning purposes with high credit-quality owners – Asset-by-asset portfolio construction focused on property and local market fundamentals and relative value across property types and markets, as well as within the capital structure • Actively participate in primary and secondary markets(1) Primary target investments • Senior floating rate commercial real estate loans • Transitional loans on a variety of property types located in primary and secondary markets in the U.S. • Generally sized between $25 million and $150 million • Stabilized LTV generally ranging from 55% to 70%(2) • Loan yields generally ranging from LIBOR + 4.00% to 5.50% Secondary target investments • Subordinated interests (or B-notes), mezzanine loans, debt-like preferred equity and real estate-related securities 1) Primary markets are defined as the top 5 MSAs. Secondary markets are defined as MSAs 6 and above. 2) Except as otherwise indicated in this presentation, stabilized loan-to-value ratio (LTV) is calculated as the fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Primary Markets, 43% Secondary Markets, 57% PORTFOLIO AS OF DECEMBER 31, 2017

Business Highlights FOURTH QUARTER 2017 FINANCIAL HIGHLIGHTS • Delivered GAAP net income of $14.1 million or $0.33 per common share; Core Earnings of $14.5 million or $0.34 per common share(1); taxable income of $17.9 million or $0.41 per common share; dividend of $0.38 per common share; and book value of $19.17 per common share • Closed 6 senior floating rate commercial real estate loans with total commitments of approximately $334.7 million having a weighted average stabilized LTV of 64% and a weighted average yield of LIBOR + 4.84%(2); upsized 2 loans with total additional commitments of $9.2 million; funded $252.5 million of principal balance of loans and an additional $24.5 million of existing loan commitments, bringing total fundings to $277.0 million • Received prepayments of approximately $98.3 million • Owned a portfolio with a principal balance of $2.4 billion, which was over 97% floating rate in predominantly senior commercial mortgage loans with a weighted average stabilized LTV of 64% • Increased 2 financing facilities by a combined $350 million • Issued $125 million of 5-year convertible notes in December 2017, plus nearly $19 million in additional notes in January 2018 with the exercise of the overallotment option, for total net proceeds to the company of approximately $140 million ANNUAL SUMMARY • Completed initial public offering on June 28, 2017, raising net proceeds of $181.9 million, resulting in an equity base of $832.4 million • Established borrowing capacity of $2.3 billion across 5 financing facilities • Originated over $1.2 billion of senior floating rate commercial real estate loans FIRST QUARTER 2018 ACTIVITY • Generated a pipeline of senior floating rate commercial real estate loans, including upsizings, with total commitments of over $132 million, and initial funding loan amounts of over $123 million, which have either closed or are in the closing process, subject to fallout 5 1) Core Earnings is a non-GAAP measure. Please see slide 10 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. 2) Yield includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent yield.

$ 2,202 $ 2,379 - 500 1,000 1,500 2,000 2,500 9/30/17 Portfolio 4Q17 Fundings 4Q17 Prepayments & Amortization 4Q17 Portfolio $ i n M ill ion s Fourth Quarter 2017 Origination Highlights ORIGINATIONS OVERVIEW • 6 senior floating rate commercial real estate loans – Gross loan commitments of $334.7 million – Weighted average stabilized LTV of 64.1% – Weighted average yield of LIBOR + 4.84%(1) • Funded $252.5 million of principal balance of loans and an additional $24.5 million of existing loan commitments, bringing total fundings to $277 million • Received prepayments of $98.3 million • Upsized 2 existing loans by a combined $9.2 million 6 PROPERTY TYPE GEOGRAPHYPORTFOLIO NET FUNDING(2) 1) Yield includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent yield. 2) Data based on principal balance of assets at December 31, 2017. 3) Includes principal amortization. $277 $339 $2,718 Future funding commitments Total portfolio Office, 71.1% Hotel, 26.1% Retail, 2.8% ($100)(3) West, 36.8% Southwest, 34.8% Northeast, 28.4%

Investment Portfolio as of December 31, 2017 7 PROPERTY TYPE GEOGRAPHY COUPON STRUCTURE INVESTMENT TYPE 1) Expressed as a monthly equivalent yield. Weighted average yield excludes fixed rate loans. 2) Includes mixed-use properties. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $2.4b Total Loan Commitments $2.7b Number of Investments 61 Average UPB ~$39m Weighted Average Yield(1) L + 5.17% Weighted Average stabilized LTV 64.3% Weighted Average Original Maturity 3.6 years Office 52.5% Multifamily 17.7% Retail(2) 11.3% Hotel 9.6% First Mortgage 92.6% Northeast 42.6% West 19.0% Southwest 16.7% Southeast 16.0% Office, 54.2% Multifamily, 15.1% Hotel, 11.6% Retail(2), 10.8% Industrial, 8.3% Northeast, 39.2% West, 21.7% Southwest, 19.2% Southeast, 14.7% Midwest, 5.2% Floating, 97.7% Fixed, 2.3% First mortgages, 93.3% Mezzanine Loans, 3.8% CMBS, 2.3% B-notes, 0.6%

Interest Rate Sensitivity • A 100 basis point increase in U.S. LIBOR would increase our annual net interest income per share by approximately $0.18 8 PORTFOLIO FLOATING VS FIXED NET INTEREST INCOME PER SHARE SENSIVITY TO CHANGES IN US LIBOR(1) 1) Represents estimated change in net interest income for theoretical +25 basis points parallel shifts in LIBOR. All projected changes in annualized net interest income are measured as the change from our projected annualized net interest income based off of current performance returns on portfolio as it existed on December 31, 2017. Change in U.S. LIBOR N e t In te re st I n c o m e P e r S h a re Floating, 97.7% Fixed, 2.3% $- $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 0.25% 0.50% 0.75% 1.00%

9 Case Studies Note: The above loan examples are provided for illustration purposes only. • $47 million floating rate, first mortgage loan secured by an historic, boutique office building with ground floor retail • Well located in the Financial District of the Boston CBD, which has a submarket vacancy rate of approximately 8% • Excellent access to public transportation, restaurants, and numerous amenities • Transaction sourced through an existing GPMT relationship • $68 million floating rate, first mortgage loan secured by a Class A, LEED-Gold certified office building • Well located in the NoHo sub-market of Los Angeles, which has a submarket vacancy rate of approximately 7% • Excellent access to the heart of the Southern California entertainment industry and public transportation • Transaction sourced through an existing GPMT relationship

Fourth Quarter 2017 Earnings Summary • Loan closings weighted towards the end of the fourth quarter • Dividend of $0.38 driven by Core Earnings but also taxable income recognized in the quarter • Taxable income was $17.9 million, or $0.41 per common share, and included $3.4 million of tax interest income accretion that was greater than GAAP interest income accretion due to the tax versus GAAP treatment of the formation transaction that occurred concurrent with our IPO – Estimate approximately $13 million of taxable accretion to be recognized through the end of 2019(2) • Expect taxable income over the next 2-3 years, on a declining basis, to be higher than Core Earnings as a result of the taxable accretion 10 SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Interest Income $37.1 Interest Expense ($16.1) Net Interest Income $21.0 Operating Expenses $6.8 Net Income $14.1 Weighted Average Common Shares Outstanding 43,235,103 Net Income Per Share $0.33 GAAP NET INCOME TO CORE EARNINGS RECONCILIATION(1) ($ IN MILLIONS, EXCEPT PER SHARE DATA) GAAP Net Income $14.1 Adjustments: Non-Cash Equity Compensation $0.4 Core Earnings $14.5 Weighted Average Common Shares Outstanding 43,235,103 Core Earnings Per Share $0.34 1) Core Earnings is a non-U.S. GAAP measure that we define as comprehensive income attributable to common stockholders, excluding “realized and unrealized gains and losses” (impairment losses, realized and unrealized gains or losses on the aggregate portfolio and non-cash compensation expense related to restricted common stock). We believe the presentation of Core Earnings provides investors greater transparency into our period-over-period financial performance and facilitates comparisons to peer REITs. 2) The timing of the tax accretion may change depending on prepayments, future fundings, loan extensions, credit defaults, and other factors.

Fourth Quarter 2017 Capitalization & Liquidity 11 • Amended 2 financing facilities to increase borrowing capacity by a combined $350 million, bringing total borrowing capacity to over $2.3 billion • Issued $125 million of 5-year convertible notes in December, plus nearly $19 million in additional notes in January with the exercise overallotment option, for total net proceeds to the company of approximately $140 million(3) SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA) Cash $107.8 Investment Portfolio $2,359.2 Repurchase Facilities Outstanding $1,521.6 Convertible Debt $121.3 Stockholders’ Equity $828.6 Debt-to-Equity Ratio(1) 2.0x Common Stock Outstanding 43,235,103 Book Value Per Common Share $19.17 SUMMARY FINANCING ($ IN MILLIONS) Maximum Borrowing Capacity $2,323.8 Outstanding Balance $1,521.6 Remaining Borrowing Capacity $802.2 Available Undrawn Capacity(2) $126.1 1) Defined as total borrowings to fund the investment portfolio, divided by total equity. 2) Represents the total amount we could draw under our facilities for loan collateral already approved and pledged but for which the total approved borrowing amount has not been drawn down. 3) Overallotment option of $18.75 million for the convertible senior notes was exercised on January 10, 2018.

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Summary of Investment Portfolio as of December 31, 2017 13 ($ in millions) Maximum Loan Commitment Principal Balance Book Value Cash Coupon(1) Yield(2) Original Terms (Years) Initial LTV(3) Stabilized LTV Senior $2,558.0 $2,220.4 $2,200.4 L + 4.41% L + 4.97% 3.4 69.5% 64.1% Mezzanine $105.4 $103.8 $103.8 L + 8.17% L + 8.77% 5.3 67.6% 61.3% CMBS/B-Notes $55.0 $55.0 $55.0 L + 7.17% L + 7.80% 5.2 74.8% 74.8% Total Weighted/Average $2,718.3 $2,379.1 $2,359.2 L + 4.61% L + 5.17% 3.6 69.6% 64.3% 1) Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans. 2) Yield includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent yield. Weighted average yield excludes fixed rate loans. 3) Except as otherwise indicated in this presentation, initial LTV is calculated as the initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal.

Investment Portfolio Detail (1) 14 1) As of December 31, 2017. 2) Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans. 3) Yield includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent yield. Weighted average yield excludes fixed rate loans. $ in millions Type Origination Date Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon(2) Yield(3) Original Term (Years) State Property Type Initial LTV Stabilized LTV Asset 1 Senior 09/17 125.0 107.5 106.0 L + 4.45% L +5.03% 3.0 CT Office 62.9% 58.9% Asset 2 Senior 07/16 120.5 102.2 101.2 L + 4.45% L + 4.99% 4.0 Various Office 62.8% 61.5% Asset 3 Senior 12/15 120.0 120.0 120.0 L + 4.20% L + 4.43% 4.0 LA Mixed-Use 65.5% 60.0% Asset 4 Senior 09/15 105.0 105.0 105.0 L + 3.42% L + 3.79% 3.0 CA Retail 70.9% 66.9% Asset 5 Senior 05/17 86.5 70.4 69.5 L + 4.10% L + 4.82% 4.0 MA Office 71.3% 71.5% Asset 6 Senior 04/16 82.0 82.0 81.6 L + 4.75% L + 5.44% 3.0 NY Industrial 75.9% 55.4% Asset 7 Senior 10/16 78.5 77.5 76.9 L + 4.37% L + 4.83% 4.0 NC Office 72.4% 68.1% Asset 8 Senior 10/17 74.8 43.3 42.8 L + 4.07% L + 4.47% 4.0 DC Office 67.0% 66.0% Asset 9 Senior 11/17 73.3 65.8 64.6 L + 4.45% L + 5.20% 3.0 TX Hotel 68.2% 61.6% Asset 10 Senior 11/16 68.8 42.7 42.4 L + 4.89% L + 5.78% 3.0 OR Office 66.5% 51.1% Asset 11 Senior 06/16 68.4 52.5 52.2 L + 4.49% L + 4.93% 4.0 HI Retail 76.2% 57.4% Asset 12 Senior 11/17 68.3 60.8 59.9 L + 4.10% L + 4.73% 3.0 CA Office 66.8% 67.0% Asset 13 Senior 12/16 62.3 62.3 60.9 L + 4.11% L + 4.87% 4.0 FL Office 73.3% 63.2% Asset 14 Senior 11/15 58.7 58.7 58.7 L + 4.20% L + 4.67% 3.0 NY Office 66.4% 68.7% Asset 15 Senior 01/17 58.6 39.5 39.1 L + 4.50% L + 5.16% 4.0 CA Industrial 51.0% 60.4% Assets 16-61 Various Various 1,467.7 1,288.9 1,278.4 L + 4.90% L + 5.48% 3.6 Various Various 70.9% 65.7% Total/Weighted Average $2,718.3 $2,379.1 $2,359.2 L + 4.61% L + 5.17% 3.6 69.6% 64.3%

Average Balances and Yields/Cost of Funds 15 Quarter Ended December 31, 2017 (dollars in thousands) Average Balance(1) Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment First mortgages $2,109,498 $33,282 6.3% Subordinated loans 103,919 2,554 9.8% CMBS 55,613 1,202 8.6% Total interest income/net asset yield 2,269,030 37,038 6.5% Interest-bearing liabilities(2) Loans held-for-investment First mortgages 1,466,658 15,148 4.1% Subordinated loans 22,087 213 3.9% CMBS 34,471 329 3.8% Other(3) 26,373 398 6.0% Total interest expense/cost of funds $1,549,588 16,088 4.2% Net interest income/spread $20,950 2.4% 1) Average balance represents average amortized cost on loans held-for-investment, AFS securities and HTM securities. 2) Includes repurchase agreements and note payable to affiliate. 3) Includes unsecured convertible senior notes.

Fourth Quarter 2017 Consolidated Balance Sheets 16 (4) GRANITE POINT MORTGAGE TRUST INC. CONSOLIDATED BALANCE SHEETS (in thousands, except share data) December 31, 2017 December 31, 2016 ASSETS (unaudited) Loans held-for-investment $ 2,304,266 $ 1,364,291 Available-for-sale securities, at fair value 12,798 12,686 Held-to-maturity securities 42,169 48,252 Cash and cash equivalents 107,765 56,019 Restricted cash 2,953 260 Accrued interest receivable 7,105 3,745 Due from counterparties — 249 Deferred debt issuance costs 8,872 2,365 Prepaid expenses 390 — Other assets 12,812 7,740 Total Assets $ 2,499,130 $ 1,495,607 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase agreements $ 1,521,608 $ 451,167 Convertible senior notes 121,314 — Note payable to affiliate — 593,632 Accrued interest payable 3,119 655 Unearned interest income 197 143 Other payables to affiliates — 21,460 Dividends payable 16,454 — Accrued expenses and other liabilities 6,817 559 Total Liabilities 1,669,509 1,067,616 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 and 0 shares issued and outstanding, respectively 1,000 — Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 43,234,205 and 0 shares issued and outstanding, respectively 432 — Additional paid-in capital 829,704 392,608 Accumulated other comprehensive loss — (112) Cumulative earnings 28,800 35,495 Cumulative distributions to stockholders (30,315) — Total Stockholders’ Equity 828,621 427,991 Total Liabilities and Stockholders’ Equity $ 2,499,130 $ 1,495,607

Fourth Quarter 2017 Consolidated Statements of Comprehensive Income 17 (4) GRANITE POINT MORTGAGE TRUST INC. CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (in thousands, except share data) Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 35,837 $ 18,565 $ 113,050 $ 55,627 Available-for-sale securities 268 244 1,035 1,002 Held-to-maturity securities 934 975 3,726 4,192 Cash and cash equivalents 16 1 26 7 Total interest income 37,055 19,785 117,837 60,828 Interest expense 16,087 3,978 42,463 11,029 Net interest income 20,968 15,807 75,374 49,799 Other income Ancillary fee income — (4) — 37 Other fee income — (166) — 166 Total other income — 162 — 203 Expenses: Management fees 3,020 2,075 9,737 7,173 Servicing expenses 392 233 1,354 605 Other operating expenses 3,421 1,674 10,982 6,878 Total expenses 6,833 3,982 22,073 14,656 Income before income taxes 14,135 11,987 53,301 35,346 Benefit from income taxes (1) (2) (4) (11) Net income 14,136 11,989 53,305 35,357 Dividends on preferred stock 25 — 50 — Net income attributable to common stockholders $ 14,111 $ 11,989 $ 53,255 $ 35,357 Basic and diluted earnings per weighted average common share (1) $ 0.33 $ — $ 0.60 $ — Dividends declared per common share $ 0.38 $ — $ 0.70 $ — Basic and diluted weighted average number of shares of common stock outstanding 43,235,103 — 43,234,671 — Comprehensive income: Net income $ 14,111 $ 11,989 $ 53,255 $ 35,357 Other comprehensive income (loss), net of tax: Unrealized gain (loss) on available-for-sale securities (16) 16 112 (112) Other comprehensive income (loss) (16) 16 112 (112) Comprehensive income $ 14,095 $ 12,005 $ 53,367 $ 35,245 (1) The Company has calculated earnings per share for the three and twelve months ended December 31, 2017 only for the period common stock was outstanding, referred to as the post-formation period. The Company has defined the post-formation period to be the period from the date the Company commenced operations as a publicly traded company on June 28, 2017 through December 31, 2017, or 95 days of activity. Earnings per share is calculated by dividing the net income for the post-formation period by the weighted average number of shares outstanding during the post-formation period.